UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22767

First Trust Exchange-Traded Fund VII
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund VII
First Trust Global Tactical Commodity Strategy
   Fund (FTGC)

Annual Report
For the Year Ended
December 31, 2022

First Trust Global Tactical Commodity Strategy Fund (FTGC)
Annual Report
December 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VII (the “Trust”) described in this report (First Trust Global Tactical Commodity Strategy Fund; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Global Tactical Commodity Strategy Fund (FTGC)
Annual Letter from the Chairman and CEO
December 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Global Tactical Commodity Strategy Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2022.
The past year was filled with challenges, several of which surely tested the resolve of even the most seasoned investors. The year began with the same headwinds that existed at the end of 2021, namely: stubbornly high inflation and rising interest rates. When Russia invaded Ukraine in late February 2022, we added war, geopolitical tension, and potential food and energy shortages to the list. Considering the bleak backdrop at the start of the year, it probably does not surprise you to read that with a total return of -18.11%, 2022 was the worst year for the S&P 500® Index since 2008. Even the bond market struggled to provide a haven to weary investors. The Bloomberg U.S. Aggregate Bond Index posted a total return of -13.01% for the year; its worst total return in 45 years.
A common topic of discussion in 2022 was whether central banks around the world had tightened monetary policy enough to quell inflation without causing excess damage to their economies. In the U.S., the Federal Reserve (the “Fed”) described this as a “soft landing,” stating it was their intent to keep the labor market strong but to increase interest rates enough to bring inflation down to 2.0%. True to their word, over the course of seven interest rate hikes, the Fed increased the Federal Funds target rate (upper bound) from 0.25% (where it stood in March 2022) to 4.50% as of December 2022. This is the highest the Federal Funds rate has been since 2008.
The economic impact of the Fed’s tighter monetary policy quickly became evident. Excluding the economic contraction from COVID-19 in 2020, the U.S. experienced its first decline in the gross domestic product (“GDP”) growth rate since March 2014. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the first three quarters of 2022 were -1.6%, -0.6%, and 3.2%, respectively. Thankfully, inflation, as measured by the trailing 12-month rate on the Consumer Price Index (“CPI”), appears to be responding to the Fed’s tightening. After peaking at 9.1% in June 2022, the CPI rate fell to 6.5% at the end of December 2022. For comparative purposes, the CPI rate has averaged 2.5% over the past 30 years. Job creation has provided a respite from dreary economic data in recent months, but that could quickly change. Nearly 125,000 employees have lost their jobs since June 2022 as more than 120 U.S. companies announced layoffs, according to Forbes. The jury is still out on whether the Fed will be able to pull off a soft landing, but the job market will tell the tale, in my opinion.
Since 1928, the S&P 500® Index has only fallen for two consecutive years on four occasions: The Great Depression, World War II, the oil crisis of the 1970s and the burst of the dot-com bubble in the early 2000s. As we enter 2023, the U.S. economy has significant obstacles to overcome to avoid a recession and another negative year. We will be watching and reporting on what transpires.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
The First Trust Global Tactical Commodity Strategy Fund (the “Fund”) seeks to provide total return by providing investors with commodity exposure while seeking a relatively stable risk profile. The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve attractive risk-adjusted return by investing in commodity futures contracts, exchange-traded commodity linked instruments, and commodity linked total return swaps (collectively, “Commodities Instruments”) through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund will not invest directly in Commodities instruments. The Fund expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Subsidiary is advised by First Trust Advisors L.P., the Fund’s investment advisor (the “Advisor”).
The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodities Instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in Commodities Instruments. Except as otherwise noted, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. The Fund will invest up to 25% of its total assets in the Subsidiary.
The Subsidiary seeks to make investments generally in Commodities Instruments while managing volatility. Investment weightings of the underlying Commodities Instruments held by the Subsidiary are rebalanced in an attempt to stabilize risk levels. The dynamic weighting process is designed to result in a disciplined, systematic investment process, which is keyed off of the Advisor’s volatility forecasting process. The Subsidiary may have both long and short positions in Commodities Instruments. However, for a given Commodity Instrument the Subsidiary will provide a net long exposure.
The remainder of the Fund’s assets will primarily be invested in: (1) short-term investment grade fixed income securities, including U.S. government and agency securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements; (2) money market instruments; (3) ETFs and other investment companies registered under the Investment Company Act of 1940, as amended, or established and registered in Canada or any province thereof; (4) Canadian ETFs; and (5) cash and other cash equivalents. The Fund uses such instruments as investments and to collateralize the Subsidiary’s Commodities Instruments exposure on a day-to-day basis.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	Inception (10/22/13) to 12/31/22	5 Years Ended 12/31/22	Inception (10/22/13) to 12/31/22
Fund Performance
NAV	17.14%	7.18%	-0.09%	41.45%	-0.86%
Market Price	17.12%	7.27%	-0.08%	42.00%	-0.75%
Index Performance
Bloomberg Commodity Index	16.09%	6.44%	-0.52%	36.64%	-4.66%
S&P GSCI® Total Return Index	25.99%	6.46%	-3.51%	36.73%	-27.97%
S&P 500® Index	-18.11%	9.42%	11.00%	56.88%	160.95%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
Fund Allocation	% of Net Assets
U.S. Treasury Bills	49.7%
Money Market Funds	6.4
Net Other Assets and Liabilities*	43.9
Total	100.0%

*	Includes variation margin on futures contracts.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Global Tactical Commodity Strategy Fund (FTGC)
Annual Report
December 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor, commodity pool operator and commodity trading advisor to the First Trust Global Tactical Commodity Strategy Fund (the “Fund”). First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
John Gambla – CFA, FRM, PRM, Senior Portfolio Manager, Alternatives Investment Team of First Trust
Rob A. Guttschow – CFA, Senior Portfolio Manager, Alternatives Investment Team of First Trust
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since 2013.
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective seeks to provide total return by providing investors with commodity exposure while seeking a relatively stable risk profile. For performance measurement, the Fund is benchmarked against the unmanaged Bloomberg Commodity Index (the “Benchmark”). This commentary discusses the 12-month market and Fund performance ended December 31, 2022.
Overall Market Recap
U.S. economic growth was mixed during the 12-month period ended December 31, 2022. Real gross domestic product (“GDP”) grew by a disappointing 0.89% on a year-over-year basis (fourth quarter 2022 GDP is expected to be 2.6% annualized). GDP growth was unevenly distributed during the year with a shrinking GDP in the first half of the year followed by a robust GDP bounce in the second half of the year. The U.S. Labor market, as measured by the U.S. Bureau of Labor Statistics’ Non-Farm payroll release, showed strong employment growth in both halves of the year. In the first half of the year, 2.66 million jobs were created and an additional 1.84 million jobs were created in the second half of the year. Job growth was positive in all 12 months of the year.
Good news on the jobs front was partially offset by bad news on the inflation and consumer earnings front. After years of declining and/or low inflation, as measured by the Consumer Price Index (“CPI”), inflation surged from the pandemic lows of 0.1% year-over-year (“YOY”) in May of 2020. After jumping to 7.0% YOY at this time last year, CPI maintained its upward trend, reaching a cycle high of 9.1% YOY in June of 2022. Subsequently, with a decline in energy prices, CPI has fallen back to “only” 6.5% as of the December 2022 data release. Inflation erodes the purchasing power of the U.S. dollar and employee earnings, resulting in a decline in real living standards. To see the negative and sizable impact of inflation, one needs to look no further than employment earnings. On the surface, employment earnings growth looked attractive in 2022, up 4.6% for the period. However, after adjusting for inflation, U.S. real average weekly earnings declined by 3.1% during the fiscal period, meaning that on average, U.S. workers took a big pay cut in 2022.
The Federal Reserve (the “Fed”), aggressively hiked interest rates in 2022 to quell inflation. The Fed raised its benchmark short term interest rate by 0.25% in March 2022, 0.50% in May 2022, and then by 0.75% in June, July, September, and November 2022. The Fed finally slowed the pace of interest rate increases at the December 2022 Federal Open Market Committee meeting, raising rates by 0.50%. Current market expectations, based upon Federal Funds futures contracts, are for another 0.50% increase in in the first half of 2023 followed by rate cuts in the second half of the year. With the increase in the Fed’s short term interest rate, interest rates for U.S. consumers have also risen. One common and very impactful rate, the 30-year mortgage rate as measured by Freddie Mac, increased from 3.11% one year ago to 6.41% as of December 30, 2022.
The U.S. equity market, as represented by the S&P 500® Index (the “Index”), sold off during the fiscal period, down 18.11%. U.S. Treasury rates rose significantly during the year with five-year treasury rates ending the year at 4.00%, up 2.74% during the year. As a result of higher rates, the Bloomberg U.S. Aggregate Bond Index total return for 2022 was -13.01%, the worst calendar year return ever for the index! Commodities were a bright spot during the year for investors with the Bloomberg Commodity Total Return Index up 16.09% for the year.

Portfolio Commentary (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
Annual Report
December 31, 2022 (Unaudited)
Fund Performance
The Fund’s performance for the 12-month period ended December 31, 2022 was positive 17.14% on a net asset value (“NAV”) basis and 17.12% on a market price basis. The Fund’s Benchmark, the Bloomberg Commodity Total Return Index returned 16.09% during the fiscal period.
The global commodity market is made up of several separate markets including agriculture, livestock, oil, industrial metals, and precious metals. These commodities are the building blocks of every economy in the world. Holding a physical commodity is not practical for most investors, but the futures market provides an alternative way to seek exposure to commodities. Individual commodity futures contracts and the unmanaged benchmarks that measure their performance offer attractive opportunities for investors to potentially diversify their portfolios and protect themselves against unforeseen rises in inflation; however, commodities and their benchmarks can be volatile. The Fund employs an investment style that seeks to control the Fund’s risk profile to a relatively stable band, thus providing investors broadly diversified commodity exposure with more risk stability than traditional unmanaged commodity benchmarks.
During the performance period, the Fund held allocations in 27 different commodities at various points in time. The Fund’s average sector allocation was 29.41% energy, 16.20% industrial metals, 11.40% precious metals, 37.05% agricultural, and 5.94% livestock. As of December 31, 2022, the Fund held 25.71% in energy related futures contracts, 14.78% in industrial metal futures, 7.54% in precious metal futures, 48.29% in agricultural futures, and 3.68% in livestock futures.
During this performance period, the Fund profited from positions in the Energy, Agricultural, and Industrial Metals sectors while posting negative returns in only one sector, Precious Metals, during the year. The strongest performing sector, and largest contributor to the Fund’s total return, was the Energy sector which was up 36.22% on a total return basis as measured by the Bloomberg Energy Total Return Sub-Index. Within the Energy sector, heating oil and natural gas contributed the most to the Fund’s total return with the Bloomberg Heating Oil Total Return Index and Bloomberg Natural Gas Total Return Index up 94.88% and 19.43%, respectively. The second largest contributor to the Fund’s total returns during the period was the Agricultural sector where corn, soybeans, and soymeal had solid years, up 22.98%, 26.26%, and 30.86%, respectively, per the Bloomberg total return indices. Offsetting some of the gains in the Agricultural sector were coffee and wheat, which were down 21.86% and 2.86%, respectively, for the period. Industrial Metals, as a sector, was down 4.37% during the year. The Fund’s overweight allocation in lead and nickel, particularly during the tumultuous February/March 2022 time period, helped the Fund earn positive returns overall in the Industrial Metals sector despite the sector indices being negative for the year.
The Precious Metals and the Livestock sectors were both a small drag on overall Fund performance for the period. Within the Precious Metals sector, Fund losses in gold futures contracts were substantially offset by Fund gains in silver and platinum. In the Cattle sector, the Fund profited from positions in live cattle futures and lost in positions in lean hogs and feeder cattle.
Please see the Consolidated Portfolio of Investments for a complete list of all positions within the portfolio as of December 31, 2022.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its investment objective of seeking total return and a relatively stable risk profile while providing investors with commodity exposure. We believe that the Fund is currently broadly diversified across commodity futures and commodity sectors and that the risk control portfolio construction process is working well. Additionally, we believe that commodities are and will continue to be a valuable component of any well diversified portfolio. Because commodities are not highly correlated with traditional asset classes, they can potentially decrease portfolio volatility, enhance overall return, and provide meaningful diversification to an asset allocation strategy.

First Trust Global Tactical Commodity Strategy Fund (FTGC)
Understanding Your Fund Expenses
December 31, 2022 (Unaudited)
As a shareholder of the First Trust Global Tactical Commodity Strategy Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
Actual	$1,000.00	$1,008.10	0.95%	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (July 1, 2022 through December 31, 2022), multiplied by 184/365 (to reflect the six-month period).

First Trust Global Tactical Commodity Strategy Fund (FTGC)
Consolidated Portfolio of Investments
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS – 49.7%
$200,000,000	U.S. Treasury Bill	(a)	01/03/23	$200,000,000
200,000,000	U.S. Treasury Bill	(a)	01/05/23	199,959,666
200,000,000	U.S. Treasury Bill	(a)	01/10/23	199,859,510
225,000,000	U.S. Treasury Bill	(a)	01/12/23	224,804,952
175,000,000	U.S. Treasury Bill	(a)	01/17/23	174,749,981
175,000,000	U.S. Treasury Bill	(a)	01/19/23	174,718,833
150,000,000	U.S. Treasury Bill	(a)	01/26/23	149,628,598
175,000,000	U.S. Treasury Bill	(a)	01/31/23	174,464,402
180,000,000	U.S. Treasury Bill	(a)	02/02/23	179,429,650
	Total U.S. Treasury Bills			1,677,615,592
	(Cost $1,677,225,376)

Shares	Description	Value
MONEY MARKET FUNDS – 6.4%
1,000,000	Dreyfus Government Cash Management Fund, Institutional Shares - 4.19% (b)	1,000,000
216,500,000	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.10% (b)	216,500,000
	Total Money Market Funds	217,500,000
	(Cost $217,500,000)
Total Investments – 56.1%	1,895,115,592
(Cost $1,894,725,376)
Net Other Assets and Liabilities – 43.9%	1,480,827,297
Net Assets – 100.0%	$3,375,942,889
The following futures contracts of the Fund’s wholly-owned subsidiary were open at December 31, 2022 (see Note 2B - Futures Contracts in the Notes to Consolidated Financial Statements):
Futures Contracts Long:	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)/ Value
Brent Crude Oil Futures	296	$25,429,360	Jan–23	$(930,111)
Brent Crude Oil Futures	884	75,714,600	Feb–23	68,367
Cattle Feeder Futures	195	18,156,937	Mar–23	52,454
Cocoa Futures	2,327	60,502,000	Mar–23	4,166,597
Cocoa Futures	397	10,325,970	May–23	549,190
Coffee “C” Futures	1,189	74,594,888	Mar–23	(2,307,056)
Copper Futures	1,358	129,366,475	Mar–23	4,778,252
Corn Futures	6,947	235,676,975	Mar–23	(604,531)
Cotton No. 2 Futures	1,907	79,493,295	Mar–23	3,191,207
Gasoline RBOB Futures	269	27,999,833	Jan–23	(86,667)
Gasoline RBOB Futures	1,501	156,236,989	Feb–23	12,238,810
Gold 100 Oz. Futures	687	125,459,940	Feb–23	3,626,654
Kansas City Hard Red Winter Wheat Futures	1,651	73,304,400	Mar–23	(3,184,559)
Lean Hogs Futures	180	6,314,400	Feb–23	(28,589)
Lean Hogs Futures	1,020	38,882,400	Apr–23	652,611
Lean Hogs Futures	33	1,441,110	Jun–23	37,063
Live Cattle Futures	773	48,822,680	Feb–23	1,412,168
LME Aluminum Futures	1,691	100,276,723	Mar–23	863,681
LME Lead Futures	728	42,032,900	Mar–23	3,143,149
LME Nickel Futures	584	105,277,680	Mar–23	16,442,010
LME Zinc Futures	1,069	79,546,963	Mar–23	680,100
Low Sulphur Gasoil “G” Futures	917	83,080,200	Feb–23	(3,721,116)
See Notes to Consolidated Financial Statements

First Trust Global Tactical Commodity Strategy Fund (FTGC)
Consolidated Portfolio of Investments (Continued)
December 31, 2022
Futures Contracts Long: (Continued)	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)/ Value
Low Sulphur Gasoil “G” Futures	955	$84,278,750	Mar–23	$813,487
Natural Gas Futures	302	13,514,500	Jan–23	(5,134,494)
Natural Gas Futures	1,602	65,746,080	Feb–23	(20,494,380)
NY Harbor ULSD Futures	642	88,846,380	Jan–23	4,072,735
NY Harbor ULSD Futures	707	90,866,609	Mar–23	5,794,513
Silver Futures	893	107,338,600	Mar–23	10,969,337
Soybean Meal Futures	3,573	272,262,600	Mar–23	10,620,100
Soybean Meal Futures	4,311	203,048,100	Mar–23	17,519,495
Soybean Meal Futures	6,011	231,074,862	Mar–23	(9,608,514)
Sugar #11 (World) Futures	8,576	192,486,605	Feb–23	18,318,507
Wheat Futures	1,468	58,132,800	Mar–23	(1,214,253)
WTI Crude Futures	165	13,242,900	Jan–23	(1,027,917)
WTI Crude Futures	858	69,026,100	Feb–23	(556,038)
	Total	$3,087,801,604		$71,112,262

(a)	Zero coupon bond.
(b)	Rate shown reflects yield as of December 31, 2022.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Consolidated Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$ 1,677,615,592	$ —	$ 1,677,615,592	$ —
Money Market Funds	217,500,000	217,500,000	—	—
Total Investments	1,895,115,592	217,500,000	1,677,615,592	—
Futures Contracts*	120,010,487	120,010,487	—	—
Total	$ 2,015,126,079	$ 337,510,487	$ 1,677,615,592	$—

LIABILITIES TABLE
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts*	$ (48,898,225)	$ (48,898,225)	$ —	$ —

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements

First Trust Global Tactical Commodity Strategy Fund (FTGC)
Consolidated Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Investments, at value (Cost $1,894,725,376)	$ 1,895,115,592
Cash	1,092,837,874
Cash segregated as collateral for open futures contracts	380,589,182
Receivables:
Variation margin	8,630,464
Dividends	1,039,301
Interest	641,050
Total Assets	3,378,853,463
LIABILITIES:
Investment advisory fees payable	2,910,574
Total Liabilities	2,910,574
NET ASSETS	$3,375,942,889
NET ASSETS consist of:
Paid-in capital	$ 3,368,574,188
Par value	1,382,033
Accumulated distributable earnings (loss)	5,986,668
NET ASSETS	$3,375,942,889
NET ASSET VALUE, per share	$24.43
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	138,203,334
See Notes to Consolidated Financial Statements

First Trust Global Tactical Commodity Strategy Fund (FTGC)
Consolidated Statement of Operations
For the Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 51,163,174
Dividends	5,770,660
Total investment income	56,933,834
EXPENSES:
Investment advisory fees	37,854,456
Total expenses	37,854,456
NET INVESTMENT INCOME (LOSS)	19,079,378
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on futures contracts	198,246,266
Net change in unrealized appreciation (depreciation) on:
Investments	390,216
Futures contracts	44,824,712
Net change in unrealized appreciation (depreciation)	45,214,928
NET REALIZED AND UNREALIZED GAIN (LOSS)	243,461,194
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 262,540,572

See Notes to Consolidated Financial Statements

First Trust Global Tactical Commodity Strategy Fund (FTGC)
Consolidated Statements of Changes in Net Assets
	Year Ended 12/31/2022	Year Ended 12/31/2021
OPERATIONS:
Net investment income (loss)	$ 19,079,378	$ (13,057,311)
Net realized gain (loss)	198,246,266	231,317,130
Net change in unrealized appreciation (depreciation)	45,214,928	10,092,273
Net increase (decrease) in net assets resulting from operations	262,540,572	228,352,092
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(355,942,657)	(143,037,852)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,714,257,172	1,695,094,894
Cost of shares redeemed	(1,224,296,838)	(39,063,924)
Net increase (decrease) in net assets resulting from shareholder transactions	1,489,960,334	1,656,030,970
Total increase (decrease) in net assets	1,396,558,249	1,741,345,210
NET ASSETS:
Beginning of period	1,979,384,640	238,039,430
End of period	$3,375,942,889	$1,979,384,640
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	86,003,334	12,353,334
Shares sold	98,950,000	75,300,000
Shares redeemed	(46,750,000)	(1,650,000)
Shares outstanding, end of period	138,203,334	86,003,334
See Notes to Consolidated Financial Statements

First Trust Global Tactical Commodity Strategy Fund (FTGC)
Consolidated Financial Highlights
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 23.02	$ 19.27	$ 18.94	$ 17.92	$ 20.77
Income from investment operations:
Net investment income (loss)	0.13 (a)	(0.22) (a)	(0.14)	0.26	0.18
Net realized and unrealized gain (loss)	3.82	5.63	0.47	0.91	(2.89)
Total from investment operations	3.95	5.41	0.33	1.17	(2.71)
Distributions paid to shareholders from:
Net investment income	(2.54)	(1.66)	—	(0.15)	(0.11)
Return of capital	—	—	—	—	(0.03)
Total distributions	(2.54)	(1.66)	—	(0.15)	(0.14)
Net asset value, end of period	$24.43	$23.02	$19.27	$18.94	$17.92
Total return (b)	17.14%	28.09%	1.74%	6.55%	(13.04)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 3,375,943	$ 1,979,385	$ 238,039	$ 163,876	$ 168,520
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	0.48%	(0.94)%	(0.54)%	1.13%	0.75%
Portfolio turnover rate (c)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022
1. Organization
First Trust Exchange-Traded Fund VII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on November 6, 2012, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of two funds that are currently offering shares. This report covers the First Trust Global Tactical Commodity Strategy Fund (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTGC” on The Nasdaq Stock Market LLC (“Nasdaq”) and commenced operations on October 22, 2013. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund seeks to provide total return by providing investors with commodity exposure while seeking a relatively stable risk profile. The Fund seeks to achieve attractive risk-adjusted returns by investing in commodity futures contracts, exchange-traded commodity linked instruments, and commodity linked total return swaps (collectively, “Commodities Instruments”) through a wholly-owned subsidiary of the Fund, FT Cayman Subsidiary II, organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund will not invest directly in Commodities Instruments. The Fund expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund will invest up to 25% of its total assets in the Subsidiary. As of December 31, 2022, the Fund invested 23.9% of the Fund’s total assets in the Subsidiary. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The consolidated financial statements include the accounts on a consolidated basis of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements. The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Consolidated Portfolio of Investments. The Fund’s investments are valued as follows:
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Shares of open-end funds are valued based on NAV per share.
If the Fund’s investments are not able to be priced by their pre-established pricing methods, such investments may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. A variety of factors may be considered in determining the fair value of such investments.

Notes to Consolidated Financial Statements (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022
Valuing the Fund’s holdings using fair value pricing will result in using prices for those holdings that may differ from current market valuations. The Subsidiary’s holdings will be valued in the same manner as the Fund’s holdings.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2022, is included with the Fund’s Consolidated Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Futures Contracts
The Fund, through the Subsidiary, may purchase and sell exchange-listed commodity contracts. When the Subsidiary purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity) at a specified future date. When the Subsidiary sells or shorts a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity) at a specified future date. The price at which the purchase and sale will take place is fixed when the Subsidiary enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as collateral with the clearing broker and, in turn, with the exchange clearing corporation. Open futures contracts can be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Subsidiary is not able to enter into an offsetting transaction, the Subsidiary will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Subsidiary records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Consolidated Statement of Operations.
Exchange-listed commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Subsidiary is in a long position on that commodity, the value of the futures contract may change proportionately.

Notes to Consolidated Financial Statements (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022
Upon entering into a futures contract, the Subsidiary must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Consolidated Statement of Operations. This daily fluctuation in value of the contracts is also known as variation margin and is included as “Variation margin” payable or receivable on the Consolidated Statement of Assets and Liabilities.
When the Subsidiary purchases or sells a futures contract, the Subsidiary is required to collateralize its position in order to limit the risk associated with the use of leverage and other related risks. To collateralize its position, the Subsidiary segregates assets consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the unrealized depreciation of the futures contract or otherwise collateralize its position in a manner consistent with the 1940 Act or the 1940 Act Rules and SEC interpretations thereunder. As the Subsidiary continues to engage in the described securities trading practices and properly segregates assets, the segregated assets will function as a practical limit on the amount of leverage which the Subsidiary may undertake and on the potential increase in the speculative character of the Subsidiary’s outstanding portfolio investments. Additionally, such segregated assets generally ensure the availability of adequate funds to meet the obligations of the Subsidiary arising from such investment activities.
C. Cash
The Fund holds assets equal to or greater than the full notional exposure of the futures contracts. These assets may consist of cash and other short-term securities to comply with SEC guidance with respect to coverage of futures contracts by registered investment companies. At December 31, 2022, the Fund had restricted cash held of $380,589,182, which is included in “Cash segregated as collateral for open futures contracts” on the Consolidated Statement of Assets and Liabilities.
D. Investment Transactions and Investment Income
Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for consolidated financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2022 and 2021, was as follows:
Distributions paid from:	2022	2021
Ordinary income	$355,942,657	$143,037,852
Capital gains	—	—
Return of capital	—	—
As of December 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:
Undistributed ordinary income	$4,856,129
Accumulated capital and other gain (loss)	47,199,904
Net unrealized appreciation (depreciation)	24,302,574

Notes to Consolidated Financial Statements (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income, whether or not such earnings are distributed by the Subsidiary to the Fund. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2022, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of December 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s consolidated financial statements for uncertain tax positions.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) and net unrealized appreciation (depreciation)) on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss). These adjustments are primarily due to the difference between book and tax treatment of net investment income from the Subsidiary. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2022, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$198,231,266	$(198,246,266)	$15,000
As of December 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,894,725,376	$99,080,844	$(74,778,270)	$24,302,574
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s and the Subsidiary’s investment portfolios, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s and the Subsidiary’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest,

Notes to Consolidated Financial Statements (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022
taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Effective November 1, 2022, the annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below.
Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
Prior to November 1, 2022, the Fund paid First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee. The Subsidiary does not pay First Trust a separate management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s investments and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, derivatives, and in-kind transactions, for the fiscal year ended December 31, 2022, were $0 and $0, respectively.
For the fiscal year ended December 31, 2022, the Fund did not have any in-kind purchases or sales.
5. Derivative Transactions
The following table presents the types of derivatives held by the Subsidiary at December 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Consolidated Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Futures contracts	Commodity Risk	Unrealized appreciation on futures contracts*	$ 120,010,487	Unrealized depreciation on futures contracts*	$ 48,898,225
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Portfolio of Investments. Only the current day’s variation margin is presented on the Consolidated Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Notes to Consolidated Financial Statements (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022
Consolidated Statement of Operations Location
Commodity Risk Exposure
Net realized gain (loss) on futures contracts	$198,246,266
Net change in unrealized appreciation (depreciation) on futures contracts	44,824,712
During the fiscal year ended December 31, 2022, the notional value of futures contracts opened and closed were $24,302,897,236 and $23,190,569,653, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Consolidated Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2024.

Notes to Consolidated Financial Statements (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the consolidated financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Global Tactical Commodity Strategy Fund (the “Fund”), a series of the First Trust Exchange-Traded Fund VII, including the consolidated portfolio of investments, as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 23, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended December 31, 2022, the following percentage of income dividends paid by the Fund qualifies for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
0.00%	0.00%
Distributions paid to foreign shareholders during the Fund’s fiscal year ended December 31, 2022 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not

Additional Information (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022 (Unaudited)
participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Additional Information (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022 (Unaudited)
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Amendment to the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund VII (the “Trust”), including the Independent Trustees, unanimously approved the amendment (the “Amendment”) of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Global Tactical Commodity Strategy Fund (the “Fund”).
The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12–13, 2022 and September 18–19, 2022. Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.
In reviewing the Amendment, the Board considered that the purpose of the Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The Board noted the Advisor’s representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.
The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
Based on all of the information considered, the Board, including the Independent Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Global Tactical Commodity Strategy Fund (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $5,482,385. This figure is comprised of $354,233 paid (or to be paid) in fixed compensation and $5,128,152 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $1,032,444 paid (or to be paid) to senior management of First Trust Advisors L.P. and $4,449,941 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

Additional Information (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022 (Unaudited)
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	222	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	222	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	222	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	222	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	222	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	222	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Global Tactical Commodity Strategy Fund (FTGC)
December 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund VII
First Trust Alternative Absolute Return
   Strategy ETF (FAAR)

Annual Report
For the Year Ended
December 31, 2022

First Trust Alternative Absolute Return Strategy ETF (FAAR)
Annual Report
December 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VII (the “Trust”) described in this report (First Trust Alternative Absolute Return Strategy ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Alternative Absolute Return Strategy ETF (FAAR)
Annual Letter from the Chairman and CEO
December 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Enhanced Alternative Absolute Return Strategy ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2022.
The past year was filled with challenges, several of which surely tested the resolve of even the most seasoned investors. The year began with the same headwinds that existed at the end of 2021, namely: stubbornly high inflation and rising interest rates. When Russia invaded Ukraine in late February 2022, we added war, geopolitical tension, and potential food and energy shortages to the list. Considering the bleak backdrop at the start of the year, it probably does not surprise you to read that with a total return of -18.11%, 2022 was the worst year for the S&P 500® Index since 2008. Even the bond market struggled to provide a haven to weary investors. The Bloomberg U.S. Aggregate Bond Index posted a total return of -13.01% for the year; its worst total return in 45 years.
A common topic of discussion in 2022 was whether central banks around the world had tightened monetary policy enough to quell inflation without causing excess damage to their economies. In the U.S., the Federal Reserve (the “Fed”) described this as a “soft landing,” stating it was their intent to keep the labor market strong but to increase interest rates enough to bring inflation down to 2.0%. True to their word, over the course of seven interest rate hikes, the Fed increased the Federal Funds target rate (upper bound) from 0.25% (where it stood in March 2022) to 4.50% as of December 2022. This is the highest the Federal Funds rate has been since 2008.
The economic impact of the Fed’s tighter monetary policy quickly became evident. Excluding the economic contraction from COVID-19 in 2020, the U.S. experienced its first decline in the gross domestic product (“GDP”) growth rate since March 2014. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the first three quarters of 2022 were -1.6%, -0.6%, and 3.2%, respectively. Thankfully, inflation, as measured by the trailing 12-month rate on the Consumer Price Index (“CPI”), appears to be responding to the Fed’s tightening. After peaking at 9.1% in June 2022, the CPI rate fell to 6.5% at the end of December 2022. For comparative purposes, the CPI rate has averaged 2.5% over the past 30 years. Job creation has provided a respite from dreary economic data in recent months, but that could quickly change. Nearly 125,000 employees have lost their jobs since June 2022 as more than 120 U.S. companies announced layoffs, according to Forbes. The jury is still out on whether the Fed will be able to pull off a soft landing, but the job market will tell the tale, in my opinion.
Since 1928, the S&P 500® Index has only fallen for two consecutive years on four occasions: The Great Depression, World War II, the oil crisis of the 1970s and the burst of the dot-com bubble in the early 2000s. As we enter 2023, the U.S. economy has significant obstacles to overcome to avoid a recession and another negative year. We will be watching and reporting on what transpires.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
The First Trust Alternative Absolute Return Strategy ETF (the “Fund”) seeks to provide investors with long-term total return. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FAAR.” The Fund is an actively managed exchange-traded fund that seeks to achieve long-term total return through long and short investments in exchange-traded commodity futures contracts (“Commodity Futures”) through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund does not invest directly in Commodity Futures. The Fund gains exposure to these investments exclusively by investing in the Subsidiary. The Subsidiary is advised by First Trust Advisors L.P., the Fund’s investment advisor.
The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodity Futures. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in Commodity Futures. The Fund will invest up to 25% of its total assets in the Subsidiary.
The Subsidiary’s holdings primarily consist of Commodity Futures, which are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price at a settlement date in the future. The Fund, through the Subsidiary, engages in trading on commodity markets both inside and outside of the United States on behalf of the Fund. The Fund, through the Subsidiary, may invest in a range of Commodity Futures and markets as determined by the Fund’s investment advisor from time to time. The remainder of the Fund’s assets will primarily be invested in: (1) U.S. government and agency securities with maturities of five years or less; (2) short-term repurchase agreements; (3) money market instruments; (4) Canadian ETFs; and (5) cash. The Fund uses such instruments as investments and to collateralize the Subsidiary’s Commodity Futures exposure on a day-to-day basis.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	Inception (5/18/16) to 12/31/22	5 Years Ended 12/31/22	Inception (5/18/16) to 12/31/22
Fund Performance
NAV	10.02%	3.74%	2.89%	20.13%	20.81%
Market Price	9.94%	3.75%	2.90%	20.23%	20.87%
Index Performance
3 Month U.S. Treasury Bills + 3%	4.54%	4.35%	4.20%	23.73%	31.29%
Bloomberg Commodity Index	16.09%	6.44%	5.52%	36.64%	42.72%
S&P 500® Index	-18.11%	9.42%	12.00%	56.88%	111.74%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
Fund Allocation	% of Net Assets
U.S. Treasury Bills	50.0%
Money Market Funds	10.1
Net Other Assets and Liabilities*	39.9
Total	100.0%

*	Includes variation margin on futures contracts.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Alternative Absolute Return Strategy ETF (FAAR)
Annual Report
December 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor, commodity pool operator and commodity trading advisor to the First Trust Alternative Absolute Return Strategy ETF (the “Fund”). First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
John Gambla – CFA, FRM, PRM, Senior Portfolio Manager, Alternatives Investment Team of First Trust
Rob A. Guttschow – CFA, Senior Portfolio Manager, Alternatives Investment Team of First Trust
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management of the Fund since 2016.
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective seeks to provide investors with long-term total return. For performance measurement, the Fund is benchmarked to the unmanaged Bloomberg Commodity Index (the “Benchmark”), the 3 Month U.S. Treasury Bills + 3% annually, and the S&P 500® Index. This commentary discusses the 12-month market and Fund performance ended December 31, 2022.
Overall Market Recap
U.S. economic growth was mixed during the 12-month period ended December 31, 2022. Real gross domestic products (“GDP”) grew by a disappointing 0.89% on a year-over-year basis (fourth quarter 2022 GDP is expected to be 2.6% annualized). GDP growth was unevenly distributed during the year with a shrinking GDP in the first half of the year followed by a robust GDP bounce in the second half of the year. The U.S. Labor market, as measured by the U.S. Bureau of Labor Statistics’ Non-Farm payroll release, showed strong employment growth in both halves of the year. In the first half of the year, 2.66 million jobs were created, and an additional 1.84 million jobs were created in the second half of the year. Job growth was positive in all 12 months of the year.
Good news on the jobs front was partially offset by bad news on the inflation and consumer earnings front. After years of declining and/or low inflation, as measured by the Consumer Price Index (“CPI”), inflation surged from the pandemic lows of 0.1% year-over-year (“YOY”) in May of 2020. After jumping to 7.0% YOY at this time last year, CPI maintained its upward trend, reaching a cycle high of 9.1% YOY in June of 2022. Subsequently, with a decline in energy prices, CPI has fallen back to “only” 6.5% as of the December 2022 data release. Inflation erodes the purchasing power of the U.S. Dollar and employee earnings, resulting in a decline in real living standards. To see the negative and sizable impact of inflation, one needs to look no further than employment earnings. On the surface, employment earnings growth looked attractive in 2022, up 4.6% for the fiscal period. However, after adjusting for inflation, U.S. real average weekly earnings declined by 3.1% during the fiscal period, meaning that on average, U.S. workers took a big pay cut in 2022.
The Federal Reserve (the “Fed”), aggressively hiked interest rates in 2022 to quell inflation. The Fed raised its benchmark short term interest rate by 0.25% in March 2022, 0.50% in May 2022, and then by 0.75% in June, July, September, and November 2022. The Fed finally slowed the pace of interest rate increases at the December 2022 Federal Open Market Committee meeting, raising rates by 0.50%. Current market expectations, based upon Federal Funds futures contracts, are for another 0.50% increase in in the first half of 2023 followed by rate cuts in the second half of the year. With the increase in the Fed’s short term interest rate, interest rates for U.S. consumers have also risen. One common and very impactful rate, the 30-year mortgage rate as measured by Freddie Mac, increased from 3.11% one year ago to 6.41% as of December 30, 2022.
The U.S. equity market, as represented by the S&P 500® Index (the “Index”), sold off during the fiscal period, down 18.11%. U.S. Treasury rates rose significantly during the year with five-year Treasury rates ending the year at 4.00%, up 2.74% during the year. As a result of higher rates, the Bloomberg Aggregate Bond Index total return for 2022 was -13.01%, the worst calendar year return ever for the index! Commodities were a bright spot during the year for investors with the Bloomberg Commodity Total Return Index up 16.09% for the year.
Fund Performance
The Fund’s performance for the 12-month period ended on December 31, 2022 was 10.02% on a net asset value (“NAV”) basis and 9.94% on a market price basis. The Fund’s benchmarks, the Bloomberg Commodity Index, the 3 Month U.S. Treasury Bills + 3%, and the S&P 500® Index, returned 16.09%, 4.54%, and -18.11%, respectively.

Portfolio Commentary (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
Annual Report
December 31, 2022 (Unaudited)
The global commodity market is made up of several separate markets including agriculture, livestock, energy, industrial metals, and precious metals. These commodities are the building blocks of every economy in the world. Holding a physical commodity is not practical for most investors, but the futures market provides an alternative way to seek exposure to commodities. The Fund employs an investment style that seeks to profit from rising and falling commodity prices by purchasing futures contracts in commodities that are anticipated to rise in price and shorting or selling futures contracts in commodities that are anticipated to fall in price. Commodities and their respective futures contracts can be very volatile in price and there is no guarantee that the Fund managers will correctly anticipate which commodity futures contracts will rise or fall in price.
During the performance period, the Fund held allocations in 27 different commodities contracts. The Fund’s average long and short exposure during the period was 70.9% and -19.2%, respectively. The average gross (long positions + absolute value of short positions) was 90.1% and the average net exposure was positive 51.6%. The average gross sector allocations were 20.3% energy, 7.1% industrial metals, 10.8% precious metals, 43.2% agricultural, and 8.6% livestock. As of December 31, 2022, the Fund’s gross exposure was 105.6%, comprised of 84.6% long positions and 21.0% short positions. The Fund’s largest exposure was a 9.8% long position in soymeal and the second largest exposure was an 8.9% long position in corn.
The Fund’s long positions during the year added value overall with the Fund profiting from positions in corn, bean oil, lean hogs, Brent oil, gasoline, natural gas, and copper. Energy, as a sector, was particularly strong during the year as the Russian invasion of Ukraine in February 2022 sparked concerns about the global supply of crude oil and natural gas. For the year, heating oil, gasoil, and gasoline prices, as measured by their respective Bloomberg Commodity Total Return indices were up 94.88, 81.56%, and 48.66%, respectively. Long positions in the precious metals sector detracted from returns during the year with the Fund losing on trades in gold, silver, and platinum. The Fund’s short positions detracted from returns during the year with the largest losses occurring in trades in coffee, Kansas Wheat, and natural gas. Minor offsetting gains were made in short positions in soymeal and live cattle.
Please see the Consolidated Portfolio of Investments for a complete list of all positions within the portfolio as of December 31, 2022.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its investment objective of seeking to provide investors with long-term total return. We believe that the Fund is currently broadly diversified across commodity futures and commodity sectors with a variety of long and short positions in anticipation of rising and falling prices. Additionally, we believe that the investment strategy employed by the Fund results in long / short commodity exposures that are not highly correlated to long positions in stock, bonds, or commodities; therefore, we believe the Fund could potentially decrease portfolio volatility, enhance overall return, and provide meaningful diversification to an asset allocation strategy.

First Trust Alternative Absolute Return Strategy ETF (FAAR)
Understanding Your Fund Expenses
December 31, 2022 (Unaudited)
As a shareholder of the First Trust Alternative Absolute Return Strategy ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
Actual	$1,000.00	$949.40	0.95%	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (July 1, 2022 through December 31, 2022), multiplied by 184/365 (to reflect the six-month period).

First Trust Alternative Absolute Return Strategy ETF (FAAR)
Consolidated Portfolio of Investments
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS – 50.0%
$10,000,000	U.S. Treasury Bill	(a)	01/03/23	$10,000,000
10,000,000	U.S. Treasury Bill	(a)	01/05/23	9,997,983
10,000,000	U.S. Treasury Bill	(a)	01/10/23	9,992,976
12,000,000	U.S. Treasury Bill	(a)	01/12/23	11,989,597
10,000,000	U.S. Treasury Bill	(a)	01/17/23	9,985,713
10,000,000	U.S. Treasury Bill	(a)	01/19/23	9,983,933
12,000,000	U.S. Treasury Bill	(a)	01/24/23	11,973,150
10,000,000	U.S. Treasury Bill	(a)	01/26/23	9,975,240
10,000,000	U.S. Treasury Bill	(a)	01/31/23	9,969,394
10,000,000	U.S. Treasury Bill	(a)	02/02/23	9,968,314
	Total U.S. Treasury Bills			103,836,300
	(Cost $103,813,581)

Shares	Description	Value
MONEY MARKET FUNDS – 10.1%
21,000,000	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.14% (b)	21,000,000
	(Cost $21,000,000)
Total Investments – 60.1%	124,836,300
(Cost $124,813,581)
Net Other Assets and Liabilities – 39.9%	82,718,490
Net Assets – 100.0%	$207,554,790
The following futures contracts of the Fund’s wholly-owned subsidiary were open at December 31, 2022 (see Note 2B - Futures Contracts in the Notes to Consolidated Financial Statements):
Futures Contracts Long:	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)/ Value
Brent Crude Oil Futures	16	$1,374,560	Jan–23	$6,280
Cattle Feeder Futures	90	8,380,125	Mar–23	7,812
Cocoa Futures	394	10,244,000	Mar–23	380,423
Corn Futures	545	18,489,125	Mar–23	64,195
Gasoline RBOB Futures	36	3,747,190	Jan–23	234,395
Gold 100 Oz. Futures	11	2,008,820	Feb–23	53,870
Kansas City Hard Red Winter Wheat Futures	313	13,897,200	Mar–23	(441,896)
Lean Hogs Futures	134	4,700,720	Feb–23	(81,919)
Lean Hogs Futures	91	3,468,920	Apr–23	40,163
Lean Hogs Futures	11	480,370	Jun–23	12,354
Live Cattle Futures	135	8,526,600	Feb–23	115,583
LME Lead Futures	91	5,254,113	Mar–23	319,238
LME Nickel Futures	6	1,081,620	Mar–23	12,474
LME Zinc Futures	70	5,208,875	Mar–23	34,387
Low Sulphur Gasoil “G” Futures	68	6,160,800	Feb–23	(225,387)
Low Sulphur Gasoil “G” Futures	21	1,853,250	Mar–23	7,787
NY Harbor ULSD Futures	48	6,642,720	Jan–23	231,443
NY Harbor ULSD Futures	41	5,474,583	Feb–23	(49,354)
Soybean Futures	218	16,611,600	Mar–23	727,339
Soybean Meal Futures	430	20,253,000	Mar–23	1,554,375
Soybean Oil Futures	395	15,184,590	Mar–23	(400,984)
Sugar #11 (World) Futures	731	16,407,149	Feb–23	184,791
		$175,449,930		$2,787,369
See Notes to Consolidated Financial Statements

First Trust Alternative Absolute Return Strategy ETF (FAAR)
Consolidated Portfolio of Investments (Continued)
December 31, 2022
Futures Contracts Short:	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)/ Value
Coffee “C” Futures	160	$(10,038,000)	Mar–23	$(36,866)
Copper Futures	6	(571,575)	Mar–23	(4,972)
Cotton No. 2 Futures	113	(4,710,405)	Mar–23	(4,705)
LME Aluminium Futures	39	(2,312,710)	Mar–23	54,259
Natural Gas Futures	56	(2,506,000)	Jan–23	893,607
Silver Futures	51	(6,130,200)	Mar–23	(518,050)
Wheat Futures	240	(9,504,000)	Mar–23	574,158
WTI Crude Futures	97	(7,803,650)	Feb–23	(122,899)
		$(43,576,540)		$834,532
	Total	$131,873,390		$3,621,901

(a)	Zero coupon bond.
(b)	Rate shown reflects yield as of December 31, 2022.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Consolidated Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$ 103,836,300	$ —	$ 103,836,300	$ —
Money Market Funds	21,000,000	21,000,000	—	—
Total Investments	124,836,300	21,000,000	103,836,300	—
Futures Contracts*	5,508,933	5,508,933	—	—
Total	$ 130,345,233	$ 26,508,933	$ 103,836,300	$—

LIABILITIES TABLE
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts*	$ (1,887,032)	$ (1,887,032)	$ —	$ —

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements

First Trust Alternative Absolute Return Strategy ETF (FAAR)
Consolidated Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Investments, at value (Cost $124,813,581)	$ 124,836,300
Cash	66,520,788
Cash segregated as collateral for open futures contracts	12,878,842
Receivables:
Fund shares sold	2,985,052
Variation margin	375,603
Dividends	73,576
Interest	48,808
Total Assets	207,718,969
LIABILITIES:
Investment advisory fees payable	164,179
Total Liabilities	164,179
NET ASSETS	$207,554,790
NET ASSETS consist of:
Paid-in capital	$ 204,646,249
Par value	69,500
Accumulated distributable earnings (loss)	2,839,041
NET ASSETS	$207,554,790
NET ASSET VALUE, per share	$29.86
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	6,950,002
See Notes to Consolidated Financial Statements

First Trust Alternative Absolute Return Strategy ETF (FAAR)
Consolidated Statement of Operations
For the Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 2,478,475
Dividends	315,026
Total investment income	2,793,501
EXPENSES:
Investment advisory fees	1,702,278
Total expenses	1,702,278
NET INVESTMENT INCOME (LOSS)	1,091,223
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on futures contracts	5,370,123
Net change in unrealized appreciation (depreciation) on:
Investments	22,719
Futures contracts	3,421,986
Net change in unrealized appreciation (depreciation)	3,444,705
NET REALIZED AND UNREALIZED GAIN (LOSS)	8,814,828
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,906,051

See Notes to Consolidated Financial Statements

First Trust Alternative Absolute Return Strategy ETF (FAAR)
Consolidated Statements of Changes in Net Assets
	Year Ended 12/31/2022	Year Ended 12/31/2021
OPERATIONS:
Net investment income (loss)	$ 1,091,223	$ (971,021)
Net realized gain (loss)	5,370,123	13,606,713
Net change in unrealized appreciation (depreciation)	3,444,705	(2,402,421)
Net increase (decrease) in net assets resulting from operations	9,906,051	10,233,271
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(11,734,498)	(7,651,184)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	104,591,601	55,887,439
Cost of shares redeemed	(12,976,045)	—
Net increase (decrease) in net assets resulting from shareholder transactions	91,615,556	55,887,439
Total increase (decrease) in net assets	89,787,109	58,469,526
NET ASSETS:
Beginning of period	117,767,681	59,298,155
End of period	$207,554,790	$117,767,681
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,100,002	2,200,002
Shares sold	3,250,000	1,900,000
Shares redeemed	(400,000)	—
Shares outstanding, end of period	6,950,002	4,100,002
See Notes to Consolidated Financial Statements

First Trust Alternative Absolute Return Strategy ETF (FAAR)
Consolidated Financial Highlights
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 28.72	$ 26.95	$ 25.88	$ 26.48	$ 29.35
Income from investment operations:
Net investment income (loss)	0.20 (a)	(0.28) (a)	(0.18) (a)	0.36	0.14
Net realized and unrealized gain (loss)	2.68	3.92	2.08	(0.70)	(2.86)
Total from investment operations	2.88	3.64	1.90	(0.34)	(2.72)
Distributions paid to shareholders from:
Net investment income	(1.74)	(1.87)	(0.83)	(0.26)	(0.11)
Return of capital	—	—	—	—	(0.04)
Total distributions	(1.74)	(1.87)	(0.83)	(0.26)	(0.15)
Net asset value, end of period	$29.86	$28.72	$26.95	$25.88	$26.48
Total return (b)	10.02%	13.49%	7.35%	(1.27)%	(9.23)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 207,555	$ 117,768	$ 59,298	$ 25,879	$ 18,534
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	0.61%	(0.95)%	(0.68)%	0.88%	0.65%
Portfolio turnover rate (c)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022
1. Organization
First Trust Exchange-Traded Fund VII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on November 6, 2012, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of two funds that are offering shares. This report covers the First Trust Alternative Absolute Return Strategy ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FAAR” on The Nasdaq Stock Market LLC (“Nasdaq”) and commenced operations on May 18, 2016. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund seeks to provide investors with long-term total return. The Fund seeks to achieve long-term total return through long and short investments in exchange-traded commodity futures contracts (“Commodities Futures”) through a wholly-owned subsidiary of the Fund, FT Cayman Subsidiary III, organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund does not invest directly in Commodities Futures. The Fund gains exposure to these investments exclusively by investing in the Subsidiary. The Fund will invest up to 25% of its total assets in the Subsidiary. As of December 31, 2022, the Fund invested 22.99% of the Fund’s total assets in the Subsidiary. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The consolidated financial statements include the accounts on a consolidated basis of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements. The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Consolidated Portfolio of Investments. The Fund’s investments are valued as follows:
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
If the Fund’s investments are not able to be priced by their pre-established pricing methods, such investments may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. A variety of factors may be considered in determining the fair value of such investments.
Valuing the Fund’s holdings using fair value pricing will result in using prices for those holdings that may differ from current market valuations. The Subsidiary’s holdings will be valued in the same manner as the Fund’s holdings.

Notes to Consolidated Financial Statements (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2022, is included with the Fund’s Consolidated Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Futures Contracts
The Fund, through the Subsidiary, may purchase and sell exchange-listed commodity contracts. When the Subsidiary purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity) at a specified future date. When the Subsidiary sells or shorts a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity) at a specified future date. The price at which the purchase and sale will take place is fixed when the Subsidiary enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as collateral with the clearing broker and, in turn, with the exchange clearing corporation. Open futures contracts can be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Subsidiary is not able to enter into an offsetting transaction, the Subsidiary will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Subsidiary records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Consolidated Statement of Operations.
Exchange-listed commodity futures contracts are generally based upon commodities within the five principal commodity groups: energy, industrial metals, agriculture, precious metals, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Subsidiary is in a long position on that commodity, the value of the futures contract may change proportionately.
Upon entering into a futures contract, the Subsidiary must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the

Notes to Consolidated Financial Statements (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022
Consolidated Statement of Operations. This daily fluctuation in value of the contracts is also known as variation margin and is included as “Variation margin” payable or receivable on the Consolidated Statement of Assets and Liabilities.
When the Subsidiary purchases or sells a futures contract, the Subsidiary is required to collateralize its position in order to limit the risk associated with the use of leverage and other related risks. To collateralize its position, the Subsidiary segregates assets consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the unrealized depreciation of the futures contract or otherwise collateralize its position in a manner consistent with the 1940 Act or the 1940 Act Rules and SEC interpretations thereunder. As the Subsidiary continues to engage in the described securities trading practices and properly segregates assets, the segregated assets will function as a practical limit on the amount of leverage which the Subsidiary may undertake and on the potential increase in the speculative character of the Subsidiary’s outstanding portfolio investments. Additionally, such segregated assets generally ensure the availability of adequate funds to meet the obligations of the Subsidiary arising from such investment activities.
C. Investment Transactions and Investment Income
Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
D. Cash
The Fund holds assets equal to or greater than the full notional exposure of the futures contracts. These assets may consist of cash and other short-term securities to comply with SEC guidance with respect to coverage of futures contracts by registered investment companies. At December 31, 2022, the Fund had restricted cash held of $12,878,842, which is included in “Cash segregated as collateral for open futures contracts” on the Consolidated Statement of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for consolidated financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2022 and 2021, was as follows:
Distributions paid from:	2022	2021
Ordinary income	$11,734,498	$7,651,184
Capital gains	—	—
Return of capital	—	—
As of December 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:
Undistributed ordinary income	$144,705
Accumulated capital and other gain (loss)	(1,509,805)
Net unrealized appreciation (depreciation)	5,154,425
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However,

Notes to Consolidated Financial Statements (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022
due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income, whether or not such earnings are distributed by the Subsidiary to the Fund. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2022, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of December 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s consolidated financial statements for uncertain tax positions.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) and net unrealized appreciation (depreciation)) on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss). These adjustments are primarily due to the difference between book and tax treatment of net investment income from the Subsidiary. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2022, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$5,370,123	$(5,370,123)	$—
As of December 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$124,813,581	$6,909,588	$(1,755,163)	$5,154,425
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s and the Subsidiary’s investment portfolios, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s and the Subsidiary’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Effective November 1, 2022, the annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below.

Notes to Consolidated Financial Statements (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022
Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
Prior to November 1, 2022, the Fund agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee. The Subsidiary does not pay First Trust a separate management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s investments and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, derivatives, and in-kind transactions, for the fiscal year ended December 31, 2022, were $0 and $0, respectively.
For the fiscal year ended December 31, 2022, the Fund did not have any in-kind purchases or sales.
5. Derivative Transactions
The following table presents the types of derivatives held by the Subsidiary at December 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Consolidated Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Futures contracts	Commodity Risk	Unrealized appreciation on futures contracts*	$ 5,508,933	Unrealized depreciation on futures contracts*	$ 1,887,032
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Portfolio of Investments. Only the current day’s variation margin is presented on the Consolidated Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Notes to Consolidated Financial Statements (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022
Consolidated Statement of Operations Location
Commodity Risk Exposure
Net realized gain (loss) on futures contracts	$5,370,123
Net change in unrealized appreciation (depreciation) on futures contracts	3,421,986
During the fiscal year ended December 31, 2022, the notional value of futures contracts opened and closed were $1,661,356,102 and $1,536,736,825, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Consolidated Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2024.

Notes to Consolidated Financial Statements (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the consolidated financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Alternative Absolute Return Strategy ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund VII, including the consolidated portfolio of investments, as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 23, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
For the taxable year ended December 31, 2022, the following percentage of income dividends paid by the Fund qualifies for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
0.00%	0.00%
Distributions paid to foreign shareholders during the Fund’s fiscal year ended December 31, 2022 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not

Additional Information (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022 (Unaudited)
participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Additional Information (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022 (Unaudited)
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Amendment to the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund VII (the “Trust”), including the Independent Trustees, unanimously approved the amendment (the “Amendment”) of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Alternative Absolute Return Strategy ETF (the “Fund”).
The Board approved the Amendment at a meeting held on October 24, 2022.  As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12–13, 2022 and September 18–19, 2022.  Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.
In reviewing the Amendment, the Board considered that the purpose of the Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds.  The Board noted the Advisor’s representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.
The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
Based on all of the information considered, the Board, including the Independent Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.

Additional Information (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022 (Unaudited)
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Alternative Absolute Return Strategy ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $87,837. This figure is comprised of $3,405 paid (or to be paid) in fixed compensation and $84,432 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $46,325 paid (or to be paid) to senior management of First Trust Advisors L.P. and $41,512 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	222	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	222	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	222	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	222	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	222	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	222	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Alternative Absolute Return Strategy ETF (FAAR)
December 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $50,000 for the fiscal year ended December 31, 2021 and $52,000 for fiscal year ended December 31, 2022.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2021, and $0 for the fiscal year ended December 31, 2022.

Audit-Related Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2021, and $0 for the fiscal year ended December 31, 2022.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $28,000 for the fiscal year ended December 31, 2021 and $28,000 for fiscal year ended December 31, 2022. These fees were for tax consultation and/or tax return preparation.

Tax Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended December 31, 2021, and $0 for the fiscal year ended December 31, 2022.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2021, and $0 for the fiscal year ended December 31, 2022.

All Other Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2021, and $0 for the fiscal year ended December 31, 2022.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)              The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)             The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for fiscal year ended December 31, 2021 were $28,000 for the registrant, $16,500 for the registrant’s investment advisor and $29,500 for the registrant’s distributor and for the registrant’s fiscal year ended December 31, 2022 were $28,000 for the registrant, $0 for the registrant’s investment advisor and $0 for the registrant’s distributor.

(h)             The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)              Not applicable.

(j)              Not applicable.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VII
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 13, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 13, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 13, 2023

* Print the name and title of each signing officer under his or her signature.